Segment Reporting	12 Months Ended
Dec. 31, 2021
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 18 – SEGMENT REPORTING

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments.

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance. The Company’s CODM has been identified as the CEO, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company.

Based on the management’s assessment, the Company determined that it has only one operating segment and therefore one reportable segment as defined by ASC 280. The Company’s assets are substantially all located in the PRC and substantially all of the Company’s revenue and expense are derived in the PRC. Therefore, no geographical segments are presented.

The following table presents revenue by major revenue type for the years ended December 31, 2021, 2020 and 2019, respectively:

	For the years ended December 31,
	2021	2020	2019
Member services	$498,330	$872,629	$2,525,084
Enterprise services
-Comprehensive tailored services	1,433,847	13,345,880	5,733,342
-Sponsorship advertising services	1,734,390	6,598,527	8,288,164
-Consulting services	1,583,583	416,634	1,189,169
Online services	40,391	361,933	66,304
Other revenues	2,118,731	1,585,481	123,413
Revenue, net	$7,409,272	$23,181,084	$17,925,476